Exhibit 99.1

ALLIED WORLD'S MERGER WITH TRANSATLANTIC September 2011

This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Any forward-looking statements made in this presentation reflect Allied World's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, these forward-looking statements could be affected by the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between Allied World and Transatlantic Holdings, Inc.; the inability to obtain Allied World's or Transatlantic's shareholder approval or the failure to satisfy other conditions to completion of the merger, including receipt of regulatory approvals; risks that the proposed transaction disrupts each company's current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of Allied World's loss reserves; Allied World or its non-U.S. subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in Allied World's filings with the U.S. Securities and Exchange Commission ("SEC"). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Allied World is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. Additional Information About the Proposed Merger with Transatlantic and Where to Find It Portions of this presentation relate to a proposed merger between Allied World and Transatlantic. In connection with the proposed merger, Allied World has filed with the SEC, and the SEC declared effective on August 18, 2011, a registration statement on Form S-4 that includes a joint proxy statement/prospectus that provides details of the proposed merger and the attendant benefits and risks. This communication is not a substitute for the joint proxy statement/prospectus or any other document that Allied World or Transatlantic may file with the SEC or send to their shareholders in connection with the proposed merger. Investors and security holders are urged to read the joint proxy statement/prospectus, and all other relevant documents filed with the SEC or sent to shareholders as they become available because they will contain important information about the proposed merger. All documents, when filed, will be available free of charge at the SEC's website (www.sec.gov). You may also obtain these documents by contacting Allied World's Corporate Secretary, attn.: Wesley D. Dupont, at Allied World Assurance Company Holdings, AG, Lindenstrasse 8, 6340 Baar, Zug, Switzerland, or via e-mail at secretary@awac.com; or by contacting Transatlantic's Investor Relations department at Transatlantic Holdings, Inc., 80 Pine Street, New York, New York 10005, or via e-mail at investor_relations@transre.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Participants in the Solicitation Allied World, Transatlantic and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed merger. Information about Allied World's directors and executive officers is available in Allied World's proxy statement dated March 17, 2011 for its 2011 Annual Meeting of Shareholders. Information about Transatlantic's directors and executive officers is available in Transatlantic's proxy statement dated April 8, 2011 for its 2011 Annual Meeting of Shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and may be contained in other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. Cautionary Note Regarding Forward-Looking Statements 2

Agenda TransAllied Combination Peer Comparisons Conclusion Appendix 3

The TransAllied Merger is the Superior Combination

Allied World Assurance Company	TransAllied	Transatlantic Re
Leading specialty insurer	**Diversified specialty focused reinsurance and insurance leader**	Leading specialty reinsurer
Flexible international platforms in Switzerland, Ireland, Hong Kong, Singapore, Bermuda and the U.S.	**Truly global platform with capital efficiencies**	U.S.-domiciled company with global footprint
Industry leading management team	**Balanced management structure with best talent drawn from both organizations**	Industry leading management team
Superb specialty franchise with direct insurance distribution	**Complementary products and distribution with limited overlap**	Well-respected property catastrophe / short-tail lines and long-tail reinsurance capabilities
Ratings: A / A / A2[1]	**Enhanced combined rating profile**	Ratings: A+ / A / A1[1]
Risk tolerance: 1:250 PML less than 20% of capital (current: 12%)	**Similar conservative risk and underwriting standards with flexibility to opportunistically expand**	Risk tolerance: 1:250 post-tax PML less than 20% of equity (current: 16%)[2]

(1) Financial strength ratings from S&P / A.M. Best / Moody's.
(2) Based on post-tax Florida wind PML as disclosed in TRH Q2 2011 10-Q.

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A Leading Global Insurer and Reinsurer 5 Global Network of Offices 39 locations with local underwriters Nearly 500 people dedicated to non- U.S. businesses Provide customized products for many markets Identify and harvest opportunities in developing economies ahead of competition Ability to allocate capital to highest return geographies Ability to transact business at the source Combined 2010 GPW: $5.9 billion Gross Premiums Written by Geography Allied World Transatlantic Current Headquarters Transatlantic representative office

6 (CHART) Combined 2010 GPW Total: $5.9 billion Specialty 50% Casualty 20% Property Cat Reins. 10% Property ex. Cat 20% Combination of leading specialty reinsurance and insurance brands Transatlantic - industry leading reinsurer in D&O / E&O and med mal Allied World - leading specialty professional liability and healthcare insurer Opportunity to utilize combined balance sheet to optimize property catastrophe reinsurance business Diversified portfolio between reinsurance and insurance Reinsurance (79% of 2010 premiums): 48% specialty Insurance (21% of 2010 premiums): 59% specialty A&H D&O / E&O Med Mal Surety / Credit Other A Leading Specialty Insurer and Reinsurer

(CHART) TransAllied will be a Diversified Specialty Insurer with Significant Specialty Insurance Earnings (CHART) (CHART) 7 TransAllied 2010 Insurance / Reinsurance Underwriting Income

(CHART) Source: Company filings and transcripts (1) Based on ending Total Shareholders' Equity for the period prior to occurrence. Source: SNL Financial, Company filings Historical Catastrophe Losses as % of Equity (1) 8 TransAllied's Catastrophe Exposure at Low End of Peer Group

Stronger Credit Profile and Risk Management Potentially Leading to Higher Pro Forma Ratings

	Financial Strength Ratings		Rating Agency Reactions
	TRH	AWH	ALLIED WORLD ASSURANCE COMPANY / Transatlantic Re
Standard & Poors	A+ *CCR Credit Watch Positive*	A *FSR & CCR Credit Watch Positive*	**"Allied World Assurance and Some Transatlantic Ratings Put on CreditWatch Positive Following Merger Announcement** We have placed the ratings on Allied World and its operating units on **CreditWatch with positive implications** because being part of a leading global reinsurance group could improve its competitive position. **We have also placed the rating on Transatlantic on CreditWatch** positive because of possible narrowed notching between the holding-company and operating-company ratings." *Standard & Poor's, June 13, 2011*
A.M. Best	A	A	"The ratings of Allied World and Transatlantic and their subsidiaries are unchanged following the announcement. **This transaction brings two complementary organizations together.** With Allied World being predominantly a primary writer and Transatlantic a pure reinsurer, the merged entity is expected to enjoy an enhanced business profile that will likely inure benefits in the form of an improved competitive position. The merged entity should also benefit from broader distribution channels, broader product diversity and the benefits of a significant global presence." *A.M. Best, June 13, 2011*
Moody's	A1	A2 *FSR: Under review for possible upgrade*	"Given their complementary business profiles and minimal operations overlap, **we believe the merger is credit positive as it provides strategic benefits to each company.** The proposed transaction is an all-stock merger that we do not expect will put additional pressure on either firm's capital structure." *Moody's, June 20, 2011*

Note: FSR: financial strength rating; CCR: counterparty credit rating.

ALLIED WORLD ASSURANCE COMPANY

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As of June 30, 2011 TransAllied Pro Forma ($ in millions) Cash & Investments $ 13,852 $ 8,310 $ 22,144 Net Loss and LAE Reserves 9,020 4,237 13,257 Debt 1,006 798 1,884 Shareholders' Equity 4,234 3,044 6,992 Total Capital 5,240 3,842 8,876 Total Debt / Total Capital 19.2% 20.8% 21.2 % NPW / Total Capital 0.75x 0.38x 0.61x (NPW + Net Reserves) / Total Capital 2.47x 1.48x 2.10x 10 Strong Combined Balance Sheet Pro forma adjustments disclosed in Form S-4 filed on August 17, 2011 Net premiums written ("NPW") for the last 12 months ending June 30, 2011 1 2 2

5 Run - rate synergies Levers for additional synergies Improvement in investment returns had not been factored into initial estimates Identification of incremental international and catastrophe business that will be written offshore No change in operating cost synergy estimates Conservative estimate excludes any revenue synergies and incremental excess capital upside $90mm increase implies ~ $6.76 of capitalized value per PF AWH and ~$5.96 per TRH share at 7.0x P/E multiple +$90mm 11 Based on further integration planning, AWH and TRH have identified incremental synergies Revised Synergy Estimates

12 Shareholder Value Drivers Product Suite Enhanced brand recognitionIndustry leaders in key specialty categoriesComplete distribution Structural Flexibility Flexibility to allocate capital in most efficient mannerSolvency II compliant operationsMeaningful incremental combined excess capitalFinancial strength and scale d Operating Expense Benefits Overlapping operationsRedundant public company costReal estateVendorsExecutive comp Ease of Integration Complementary business groupsMajority insurance employees from Allied WorldMajority reinsurance employees from TransatlanticCommon IT systems Strengthened industry leadership supports future growth and enhances revenue opportunities $170mm of run-rate (after-tax) annual operating, structural and investment benefits with approximately 70% achieved in year one Future investment portfolio optimization Shareholder Value Creation

Allied World Delivers SUPERIOR Currency and Demonstrated Record of Value Creation

	ALLIED WORLD ASSURANCE COMPANY		VALIDUS GROUP	
Book value per share growth since AWH IPO(1)	140%	✓	96%	✗
Annualized shareholder return from respective IPO dates(2)	10%	✓	6%	✗
Total shareholder return from respective IPO dates(3)	84%	✓	55%	✗
Five-year average operating ROAE from 2006 – 2010(4)	20%	✓	15%	✗
Catastrophe losses as percentage of equity(5)	14%	✓	30%	✗
Three-year total net investment return 2008 – 2010(6)	15%	✓	10%	✗
Capital returned to shareholders over past 5 years	$1.6bn	✓	$1.3bn	✗

(1) Growth in book value per share calculated by taking change in basic book value per share from September 2006 through June 2011, adjusted for dividends paid.
(2) Bloomberg annualized total shareholder returns based on price on respective IPO dates (7/12/06 for Allied World and 7/25/07 for Validus) and 8/26/11 closing price. Assumes dividends are reinvested in respective company's stock.
(3) Based on closing price on respective IPO dates (July 11, 2006 for Allied World and July 24, 2007 for Validus) and June 10, 2011 closing price. Assumes dividends are reinvested in respective company's stock.
(4) As reported by company.
(5) Sum of catastrophe losses for 2008 through June 2011 expressed as a percentage of equity for the period preceding each occurrence.
(6) Total net investment return includes net investment income, net change in unrealized gains and net impairment charges recognized in earnings. The percentage return is calculated by taking the total net investment return for the three years divided by the average aggregate invested assets for the same period.
Note: Data for Validus prior to Validus IPO date obtained from publicly available information.
Source: SNL Financial, Company filings, Bloomberg

ALLIED WORLD ASSURANCE COMPANY

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Agenda TransAllied Combination Peer Comparisons Conclusion Appendix 14

15 Note: GAAP expense ratio Source: SNL Financial (CHART) FY 2010 Q1 2011 Q2 2011 (CHART) (CHART) Expense Ratio Consistently Below Peer Average

(CHART) Peer Comparisons - Operating Income ROE Source: SNL Financial 16 Five Year Average Quarterly Operating ROE July 2006 through June 2011 Peer Average = 12.5%

(CHART) Allied World's Value Proposition Superior book value growth versus peers since going public in 2006 Growth in book value per share calculated by taking change in basic book value per share from September 2006 through June 2011 adjusted for common dividends paid. 17 Peer Average = 83%

Agenda TransAllied Combination Peer Comparisons Conclusion Appendix 18

Conclusion Strategic Combination Creates an Industry Leader Capable of Generating Significant Shareholder Value A leading diversified insurance and reinsurance company with a specialty focus Scale and market position in the top quartile of industry A global franchise with local presence in key markets Shared operating philosophy Significant potential for value creation Combination of industry-leading management teams 19

Agenda TransAllied Combination Peer Comparisons Conclusion Appendix 20

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, impairment of intangible assets and foreign exchange gain or loss. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings and net foreign exchange gain or loss from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company excludes impairment of intangible assets as these are non-recurring charges. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and risk premium movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See slides 22 - 25 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. 21

Non-GAAP Financial Measures - Reconciliations 22

Non-GAAP Financial Measures - Reconciliations 23

Non-GAAP Financial Measures - Reconciliations 24